Office of the United States Trustee

In re: The Kushner-Locke Company	DEBTOR IN POSSESSION INTERIM STATEMENT
	Statement Number:	12	Page 1 of 4
Chapter 11	For the Period FROM:	10/1/2002
Case No. LA 01-44828-SB (Administratively Consolidated with Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01- 44833-SB through LA 01-44836-SB; and LA 01-44841-SB)	TO:	10/31/2002

CASH ACTIVITY ANALYSIS (Cash Basis Only)

		Collateral	Concentration
		Account	Account

Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		2,253,374.11	1,937,834.10

B. Less: Total Disbursements per all Prior Statements		1,915,912.51	1,976,484.47

C. Beginning Balance		$605,794.81	$27,305.84

D. Receipts during Current Period
Description
10/3/2002	account transfer		47,000.00
10/15/2002	A&E Home Video		465.86
10/15/2002	Phone Refund		1,619.24
10/15/2002	COBRA		6,655.35
10/16/2002	account transfer		35,000.00
10/17/2002	Svensk Film	97.40
10/23/2002	B Sky B	87.22
10/30/2002	interest	373.79

TOTAL RECEIPTS THIS PERIOD		558.41	90,740.45	-	-

E. Balance Available (C plus D)		$606,353.22	118,046.29	$-	$-

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 12	Page 2 of 4

F. Less: Disbursements during Current Period:
Date	Check No.	Payee/Purpose
10/1/2002	37446	Hodes Parking		$360.00
10/1/2002	37447	Property Management Associates, I		$2,000.00
10/1/2002	37448	Qwest Communications		$40.70
10/1/2002	37449	Matthew Schuler		$80.00
10/2/2002		Payroll Taxes		$4,159.06
10/3/2002		account transfer	$47,000.00
10/3/2002	7915	Payroll		$730.75
10/3/2002	7916	Payroll		$6,071.11
10/3/2002	7917	Payroll		$1,249.88
10/3/2002	7918	Payroll		$2,688.07
10/4/2002		Payroll Fees		$148.56
10/4/2002	37450	Suzanne Nardacci		$1,850.00
10/4/2002	37451	Zerolag Communications, Inc		$100.00
10/7/2002	37452	United Sates Trustee		$3,750.00
10/7/2002	37453	United Sates Trustee		$250.00
10/7/2002	37454	United Sates Trustee		$250.00
10/7/2002	37455	United States Trustee		$250.00
10/7/2002	37456	United States Trustee		$250.00
10/7/2002	37457	United States Trustee		$250.00
10/7/2002	37458	United States Trustee		$250.00
10/7/2002	37459	United States Trustee		$250.00
10/7/2002	37460	United States Trustee		$250.00
10/9/2002	37461	Bonded Services, Inc		$6,267.75
10/9/2002	37462	Marathon Services, Inc		$259.80
10/9/2002	37463	Pacific Bell		$46.47
10/9/2002	37464	Recall		$668.93
10/9/2002	37465	Matthew Schuler		$160.00
10/9/2002	37466	Lions Gate Entertainment		$25,355.71
10/11/2002		Payroll Fees		$84.80
10/16/2002		Payroll Taxes		$4,159.08
10/16/2002		account transfer	35,000.00
10/17/2002	7919	Payroll		$730.75
10/17/2002	7920	Payroll		$6,071.11
10/17/2002	7921	Payroll		$1,249.87
10/17/2002	7922	Payroll		$2,688.06
10/18/2002		Payroll Fees		$53.72
10/21/2002	37467	Bowne of Los Angeles, Inc		$307.00
10/21/2002	37468	Cash		$350.00
10/21/2002	37469	Federal Express		$15.71
10/25/2002		Payroll Fees		$93.80
10/28/2002	37470	Clumeck, Stern, Phillips & Schenkelbu		$5,733.75
10/30/2002		Payroll Taxes		$3,355.72
10/31/2002	37290	Secretary of State Void ck issued 5/8/02		$(20.00)
10/31/2002	37291	Secretary of State Void ck issued 5/8/02		$(20.00)
10/31/2002	7923	Payroll		$730.75
10/31/2002	7924	Payroll		$5,124.45
10/31/2002	7925	Payroll		$1,249.88
10/31/2002	7926	Payroll		$2,688.06
10/31/2002	37472	Blue Cross		$6,200.00
10/31/2002	37473	Bowne of Los Angeles, Inc		$801.00

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 12	Page 3 of 4

10/31/2002	37474	Federal Express		$13.65
10/31/2002	37475	Fortis Benefits Insurance Co		$250.34
10/31/2002	37476	Hodes Parking		$360.00
10/31/2002	37477	KEVIN MARINO		$63.64
10/31/2002	37478	Pacific Bell		$300.09
10/31/2002	37479	Property Management Associates, I		$2,000.00
10/31/2002	37480	Secretary of State		$20.00
10/31/2002	37481	Secretary of State		$20.00
10/31/2002	37482	United States Trustee		$1,500.00
10/31/2002	37483	United States Trustee		$250.00
10/31/2002	37484	United States Trustee		$250.00
10/31/2002	37485	United States Trustee		$250.00
10/31/2002	37486	United States Trustee		$250.00
10/31/2002	37487	United States Trustee		$250.00
10/31/2002	37488	United States Trustee		$250.00
10/31/2002	37489	United States Trustee		$250.00
10/31/2002	37490	United States Trustee		$250.00
10/31/2002	37491	Qwest Communications		$41.11

TOTAL DISBURSEMENTS THIS PERIOD:			82,000.00	106,203.13	-	-

G. Ending Balance (E less F)			$524,353.22	11,843.16	$-	$-

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 12	Page 4 of 4

H.	(1) Collateral Account:

a)	Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b)	Account Number:	323221556

(2)	Concentration Account:

a)	Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b)	Account Number:	1891935460

I:	Other monies on hand:

The Kushner Locke Company PWI account	1891215236	$1,000.00
Bank of Scotland — Pinocchio	3549485	1,272,951.01	Pound Sterling	Time Deposit
Bank of Scotland — Basil	3626816	75,478.07	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio	10747301	2,648.11	Pound Sterling
Freeway\Kushner-Locke	323-509487	$255.95
Edge Entertainment	1891152710	$444.92
European Films LTD	1890563818	$7,051.58

I:	Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
KL MDP Sensation	60-066-930	$17,689.94
KL\7 Venture	1890-69-6360	$9,291.21
Denial Venture	1890-69-6501	$41,918.75
Cracker LLC	1891-04-1665	$1,000.00
Swing	323-518095	$6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice Neuhauser

Debtor in Possession